PSS World Medical Annual Investor Day May 22, 2008 Boston, Ma.

Robert Weiner Vice President, Investor Relations

Forward-Looking Statements
Certain statements in this presentation are "forward-looking statements" made pursuant to the Private Securities
Litigation Reform Act of 1995 and other federal securities laws. These forward-looking statements are identified by the use of words such as "expect," "may," "will," "should," "believe," "plan," "anticipate," and "estimate" among others.
Specifically, forward-looking statements in this presentation include, without limitation, the Company's expected results in GAAP EPS in fiscal years 2009, 2010 and 2011. These statements involve a number of risks and uncertainties, many of which are outside the control of the Company. Actual results may differ materially from those identified in the forward-looking statements. Among the factors that could cause results to differ materially are the following: fluctuating demand for our products and services; the introduction of new products and services offered by us and our competitors; proper functioning of our data processing systems; our ability to carry out our global sourcing strategy;
pricing pressures on large national and regional accounts and GPOs; customer credit quality and our ability to collect our accounts receivable; our ability to compete with other medical supply companies and direct manufacturers; multi-
tiered cost structures where certain institutions can obtain more favorable prices for medical products than us; our ability to maintain relationships with our suppliers and customers; our ability to retain sales reps and key management;
our ability to execute our growth strategy; increased operating costs, including fuel prices; risks involved in maintaining a large amount of inventory; we may not successfully execute our acquisition strategy; our indebtedness may limit our ability to obtain additional financing or react to market conditions; we face litigation and product liability exposure; we may be deemed to infringe other persons intellectual property; our business is subject to numerous federal, state and foreign laws and regulations, including state pedigree laws and regulations; general business, competitive and economic factors and conditions; and other factors described from time to time in the Company's reports filed with the
Securities and Exchange Commission. The Company assumes no obligation to update the information in this release except as otherwise required by law. Readers are cautioned not to place undue reliance on these forward-looking statements that speak only as of the date hereof.

Today’s Agenda
• David Smith - Chairman and Chief Executive Officer
• Brad Hilton - Senior Vice President, Operations
• John Sasen - Chief Marketing Officer
• Kevin English - Senior Vice President, Supplier Operations
• Gary Corless - Chief Operating Officer
• David Bronson - Chief Financial Officer

David Smith Chairman and CEO

PSS WORLD MEDICAL®

25th Anniversary

Western Regional
Vice President

Gary Corless
Sales Manager
El Paso/Albuquer

Congratulations go out to Gary Corles

Simple Beginnings Big Dreams Early Warehouse

PSS WORLD MEDICAL®

25th Anniversary

CHECK OUT THE NEW TOP 10
FORTUNE
Where Do Global Markets Go From Here?
AMERICA'S MOST ADMIRED COMPANIES

24. Wholesalers: health care

2006/2005			SCORE
1	2	Cardinal Health	7.66
2	7	PSS World Medical	7.16

NASDAQ WELCOMES
PSS WORLD
MEDICAL INC.
NASDAQ LISTED [PSSI]
PSS WORLD MEDICAL
NASDAQ

SATMETRIX®

Net Promoter Score

Top 20% of All B2B Companies

Driving Growth and Increasing Strategic Advantages

25 Years of Lessons Learned • Position us for future success • Continued strategic and competitive advantages

Stay close to the Customer

Stay Close to the Customer
• Real time feedback loops
• Improved decision-making
• Customer needs
– Service model
– Product portfolio
– Marketing programs
• Lead innovation, not follow it
• Best returns and better leadership

Culture and People Win Battles

Culture and People
Win Battles
• Don’t notice in good times but can’t
do without in bad times
• Balance, not extremes
• A lot of work and investment
• Ownership and alignment of
compensation
• Pay-off: Move rapidly as one

Focus and Alignment = Execution

Focus and Alignment = Execution
• Less dilution of effort and false starts
• Better investments and returns
• Leverage core competencies and highlight the
need for new ones
• Strategy, investments, tactics, metrics and
compensation
• Better acquisitions
• More commitment

The DNA of PSS World Medical Passion Ethics Strategy Innovation Discipline Service Performance Alignment Compensation

Three-Year Strategic Plan 19% EPS Growth

Chinese Proverbs • May you live in interesting times • May your work come to the attention of those in power • May you accomplish your dreams

Economic Environment
Energy costs
Global sourcing
Housing bubble
Health care stability
“Mom & Pop” Pressure
Technology efficiency
Presidential election
Drug therapeutics
Aging of America
Diagnostic development
Growth of alternate site
Devaluation of the $
Deficit/Reimbursement
Credit crunch
Uninsured Americans

Physician Market
Physician incomes
Labor shortage
New competition
Alternate site shift
HIT advancements
Drug therapeutics
Aging population
Diagnostic development
Competency
Insurance complexity
Rising costs
Regulation

Elder Care Market
Energy costs
Government necessity
Fines and penalties
Financing availability
Competitive bidding
Tort
Presidential election
Drug therapeutics
Aging  population
Provider incomes
Huge growth
Labor and nursing shortages
Reimbursement
Credit crunch
Lower cost position

Strategic Priorities • Sourcing • Sales force bandwidth • Operations simplicity • Innovative programs and core growth • H.I.T. • Fold-in acquisitions • Leadership development

Thank you

Brad Hilton Senior Vice President, Operations

Operating Margin Expansion
Drive customer loyalty
Enhance sales and
marketing strategies
Profitability through
simplification
Achieve goal of $20 - $25
million in cost savings
8.0%
7.0%
6.0%
5.0%
4.0%
FY08 FY09 FY10 Q4 FY11
Base
Business Simplification
Sourcing
Revenue Growth Leverage

Past Investments
That Drove Results
Infrastructure
•
Branch Consolidations
•
Facility standardization
Processes
•
Best practices
•
Targeted centralization
Team
•
Leadership development
•
Alignment of all team
compensation
Systems
•
JDE integration
•
Performance metrics

FY09 - FY11 Profitability Through Simplification

Future Investments For
Profitable Growth
Infrastructure
•
World Med network
optimization
Processes
•
Lean process
reengineering
•
Empowered customer
Team
•
Alignment with pay for
performance programs
•
Leadership development
Systems
•
Advanced warehouse
management system
•
Transportation and
logistics

8.0%
7.0%
6.0%
5.0%
4.0%
Q4 FY08E Q4 FY09 Q4 FY10 Q4 FY11
Base
Business Simplification
Sourcing
Revenue Growth Leverage
Operating Margin Contribution
•Systems
•Team
•Processes
•Infrastructure
$25 million/yr. in
margin improvement

Our Goal Intelligent Investments To Drive Customer Loyalty and Shareholder Returns

Thank You

John Sasen Executive Vice President & Chief Marketing Officer

Brand Strategy Develop a broad array of competitive products from commodity to innovative that strengthens customer loyalty Our Brands represent our core values with emphasis on quality and value

Positioning Our Brand Multi Brand Strategy Select Specialty Brands • Commodity Categories • Consumable Products • Value Priced • Innovative • Complex • Strategic

PSS WORLD MEDICAL®

25th Anniversary

Fiberglass
Casting Tape
2 in. x 4 yds.
Select
2 in.
Fiberglass
Casting Tape
3 in. x 4 yds.
Select
3 in.
Fiberglass
Casting Tape
4 in. x 4 yds.
Select
4 in.

Latex Surgical Gloves
Select
7
Latex Surgical Gloves
Select
7

REPARA
Bordered Gauze Dressing
Select
REPARA
Transparent Thin Film Dres
Select
REPARA
Nonbordered Gauze Dressing
Select

Product Positioning for Quality and Customer Value Select™ Brand Select™ Brand EVOKE™ Brand REPARA ® Brand

Branded Supplier Strategy Mitigating Channel Conflict • Access to several consumer promotions • Positioning cost and price • Need for market share • Communications and networking

Select™ Mix # of Reps Rep Penetration % 0 50 100 150 200 250 0% - 15% 15% - 20% 20% - 25% 25% - 30% 30% - 35% 35% - 40% 40% + 39 73 209 221 124 46 12

Branding
Next Steps
• Continue to develop both commodity and
specialty products
• Deeper penetration of customer base
• Continue to build infrastructure
• Leverage our investments through new markets
and channels

Thank You

Kevin English Senior Vice President, Supplier Operations

Margin Expansion
Return on Investment Goals
$20 - $25 million P&L
improvement
$15 - $20 million balance
sheet improvement
20 - 30% Improvement in
Sales Rep productivity
8.0%
7.0%
6.0%
5.0%
4.0%
FY08 FY09 FY10 FY11
Base
Business Simplification
Sourcing
Revenue Growth Leverage

Past Investments that Drove Results • Global sourcing capability • Centralized supplier management • Redistribution network • Centralized procurement • Performance metrics

Future Investments Drive Profitable Growth • Supplier profitability • Global sourcing expansion • Systems and technology investments • Sales Rep bandwidth improvements

New Approach and Investments for Supplier Profitability Transaction GP Buy-side Profit Marketing Income Supply Chain Excess Rebate Costs

Global Sourcing Focus
o
Experienced sourcing partners
o
Multiple factories
o
Use of growth for negotiating
o
Dedicated and experienced quality
control/quality assurance
o
Leverage existing model
o
Dedicated new product development
o
Establish local operations
o
Preferred supplier programs
Strategies
Investments

P & L	Balance Sheet	Customer	Sales Rep
	✓	✓		
	✓	✓	✓	✓
	✓	✓		✓
	✓	✓	✓

Systems and Technology Investments $15-$20 Million Over Three Years Systems/Technology Investment EDI Integrated Contracts & Rebates System Sals Rep Productivity Supply Chain Visability

Margin Expansion
Significant Sourcing Contribution
•
Profitable supplier relationships
•
Meaningful investment in systems
and technology
•
Expanded global sourcing
capabilities
•
Improvements in Sales Rep
productivity
8.0%
7.0%
6.0%
5.0%
4.0%
FY08 FY09 FY10 Q4 FY11
Base
Business Simplification
Sourcing
Revenue Growth Leverage

Thank You

Gary Corless Chief Operating Officer

Business Planning All Things Considered... • Environment • Market • Regulatory • Competition • Suppliers • Products • Technology • Leadership • Sales Force • Customers

Why and How We Will Win
• Largest, best-trained sales force
• Most comprehensive solutions-based offering
• High customer loyalty with increasing needs for
business partners
• Robust product and program pipeline
• Competent and seasoned management team

Physician Business Revenue Mix – FY 2008 By Product Segment Branded Consumables 34.4% H.I.T. .1% Rx 22.1% Lab Diagnostics 21.2% Equipment 11.1% Select TM 11.2%

Physician Business
Select ™ Strategies
Goal: 20% growth in FY 2009
Branded
Consumables
34.4%
H.I.T.
.1%
Rx
22.1%
Lab Diagnostics
21.2%
Equipment
11.1%
11.2%
Select
• Drive penetration of existing
customer base
• Investments in proprietary
promotions
• New product launches
• Investment in field support,
infrastructure and training
TM

Physician Business
Rx Strategies
• Focus on adult vaccine products
• Leverage preferred supplier
contracts
• Continued penetration of customer
base
• Field training and education
Goal: 15% - 20% growth in FY 2009
Branded
Consumables
34.4%
H.I.T.
.1%
Rx
22.1%
Lab Diagnostics
21.2%
Equipment
11.1%
Select™
11.2%

Physician Business
Equipment and
Lab Diagnostics Strategies
• Leverage sales force competencies
and customer relationships
• Focus on revenue generating
products
• Targeted ancillary services
campaigns
• Introduction of specialty brand
diagnostic products
Goal: 2% - 3% growth in FY 2009
Branded
Consumables
34.4%
H.I.T.
.1%
Rx
22.1%
Lab
Diagnostics
21.2%
Equipment
11.1%
Select™
11.2%

Physician Business
Health Care Information Technology
(HIT) Strategies
• Revenue cycle management, EMR,
Practice management and eCommerce
• Investment in HIT specialists
• Increased H.I.T. training
• Investment in eCommerce infrastructure
Goal:
•
800 – 1,000 physicians by end of FY 2009
•
35% of Physician Business revenue eCommerce driven
Branded
Consumables
34.4%
H.I.T.
.1%
Rx
22.1%
Lab Diagnostics
21.2%
Equipment
11.1%
Select™
11.2%

Elder Care Business Revenue Mix – FY 2008 Billing Services 2.4% Home Care 35.5% Nursing Home & Assisted Living 62.1%

Elder Care Business
Skilled Nursing & Assisted Living Strategies
•
Launch of innovative program
• Continued Select™ penetration
• Focused market blitzes
(SNF & Proclaim)
• Increased Training & Development
Goal: 6% - 8% growth in FY 2009
Nursing Home
& Assisted Living
62.1%

Elder Care Business
Select™ Strategies
• Drive penetration of existing
customers
• Launch new products
• Align compensation
• Enhanced clinical support
• Enhanced sales toolbox
Goal: 20%+ growth in FY 2009
Billing
Services
2.4%
Home Care
35.5%
Nursing Home
& Assisted Living
62.1%
Select ™
16.2%

Elder Care Business
Home Care Strategies
• Focused blitzes
• Enhanced sales toolbox
• Investment in sales representatives
• Develop specialized hospice program
• Invest in home care IT customers
Goal: 8% - 11% growth in FY 2009
Home Care
35.5%

Elder Care Business
Billing Services Strategies
• Expanding sales force
• Training and education
• Market blitzes
• New program launch
Goal: 20% growth in FY 2009
Billing Services
2.4%
Home Care
35.5%
Nursing Home
& Assisted Living
62.1%

Thank You

David Bronson Executive Vice President & Chief Financial Officer

2200
2000
1800
1600
1400
1200
1000
FY 06
FY 07
FY 08
FY 09

Revenue Growth $1,619 ($ in millions) $1,742 $1,856 $2,020 FY09 Goal 8.5% - 9.5% in FY 2009

E 8.5% - 9.5%
FY 08
FY 09

E 7.0% - 8.0%
FY 08
FY 09

Revenue Growth FY2009 Goals By Business Segment ($ in millions) Elder Care Business Physician Business $1,309 $1,420 - $1,425* $547 $585 - $590* *Mid point of FY 2009 Goals

Revenue Growth Drivers
Physician
•
Expansion and growth of Select™
•
Leverage Rx program
•
Continued program growth & market blitzes
–
Consumables
–
Equipment
•
Investments in health care information technology
Elder Care
•
Expansion and growth of Select™
•
Home Healthcare revenue growth
•
Continued program growth and market blitzes
–
SNF
–
Billing services

Goal: 6% - 6.5% Operating Margin Expansion FY 06 FY 07 FY 08 Total Costs As % of Revenue Total Revenue ($ in Billions) $1.5 $2.0 Total Revenue Total Costs as % of Revenue 21 4.5% FY06 4.7% FY07

Operating Margin Contribution 8.0% 7.0% 6.0% 5.0% 4.0% FY08 FY09 FY10 Q4 FY11 Base Business Simplification Sourcing Revenue Growth Leverage

Revenue Growth Leverage • Distribution infrastructure • Technology platform • Shared services and back office functions Goal: 7.5% – 9% Operating margin drop-through

FY 09 – FY 11
Margin Expansion Investments and Return
o
Operations simplicity
o
Branding strategy &
Sourcing
o
Revenue leverage
o
$20 - $25 million in cost to serve
Investments
Return
o
$10 - $15 million savings in G & A savings
(G&A reduction, as % of sales)
o
$20 - $25 million in sourcing and private
label gross profit

1.5
1.4
1.3
1.2
1.1
1
0.9
0.8
0.7
0.6
0.5
FY 06
FY 07
FY 08
FY 09
FY 10
FY 11

EPS Growth FY 2006 – FY 2011 $0.66 Earning Per Diluted Share $0.73 $0.86 $0.94 - $0.96 $1.13 - $1.17 $1.35 - $1.39 Actual Goal

Fiscal Year 2005 - 2008: Historical Earnings Progression By Quarter FY 2006 FY 2005 FY2005 excludes tax benefit of $5.6 million or $0.09 per diluted share FY 2007 FY 2008

Efficient Capital Structure
($ in millions)
Q4 FY 2008
Cash $  21.1
Total Debt:
Convertible senior notes & other
$221.7
Net debt $200.6
Shareholders’ equity $335.0
Weighted shares outstanding 63.2
(fully diluted)

PSS WORLD MEDICAL®
25th Anniversary

80
70
60
50
40
30
20
10
0
FY 06
FY 07
FY 08
E FY09

Operating Cash Flow Growth $68.0 ($ in millions) $54.9 $69.8 $59.8 $63.5 $69.8 $73 - $77 (Goal)

Fold-in Acquisition Strategy
• Pressures on small distributors
– Rebates and contracts complexity
– Access to private label, globally-sourced
products
– Access to HIT and other new technologies
– Access to capital markets

Fold-in Acquisition Strategy
• Acquire to:
– Leverage infrastructure and capabilities
– Gain experienced sales representatives
• Targets:
– $10mm - $50mm of revenue
– Company with similar market approaches

Share Repurchase Activity
•
April 2, 2008:
- Board of Directors approved repurchase of 5%
•
Total availability 3.5 MM shares
FY06 FY07 FY08 TOTAL
Total Shares - 2.1 6.4 8.5
Total Investment - $42.9 $112.5 $155.4
Total Cost Per Share - $20.17 $17.68 $18.31

Capital Expenditures
• Maintenance Capital $4 - $5    Million
• Customer interface
process improvements $11 - 12   Million
• Strategic systems development $12 – 13  Million
• Infrastructure & rollover $1            Million
$28 - $30 Million

FY 2009: Financial Goals • Consolidated revenue growth 8.5% - 9.5% • Operating cash flow (in millions) $73.0 - $77.0 • Earnings per diluted share $0.94 - $0.96

Thank You